UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2025 (May 19, 2025)

DRAFTKINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41379	87-2764212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Berkeley Street, 5th Floor
Boston, MA 02116

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 986-6744

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DKNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2025, DraftKings Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders approved the amendment and restatement of the DraftKings Inc. Employee Stock Purchase Plan (the “A&R ESPP”), which shall take effect beginning with the offering period scheduled to begin on November 20, 2025. A description of the material terms of the A&R ESPP is contained in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 26, 2025.

That description of the A&R ESPP is qualified in its entirety by reference to the full text of the A&R ESPP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Annual Meeting:

1.	To elect ten directors to the Company’s board of directors;

2.	To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To conduct a non-binding advisory vote on executive compensation;

4.	To consider an amendment to the DraftKings ESPP; and

5.	To consider a shareholder proposal regarding board matrix disclosure.

The following are the final voting results for each of the matters voted upon at the Annual Meeting:

Election of directors:	For	Withheld	Broker Non-Votes
Jason D. Robins	4,220,761,573	65,591,723	78,023,742
Harry Evans Sloan	4,246,361,104	39,992,192	78,023,742
Matthew Kalish	4,281,121,537	5,231,759	78,023,742
Paul Liberman	4,281,132,890	5,220,406	78,023,742
Woodrow H. Levin	4,173,746,637	112,606,659	78,023,742
Jocelyn Moore	4,278,965,781	7,387,515	78,023,742
Ryan R. Moore	4,274,808,177	11,545,119	78,023,742
Valerie Mosley	4,191,962,469	94,390,827	78,023,742
Steven J. Murray	4,277,141,912	9,211,384	78,023,742
Marni M. Walden	4,106,418,182	179,935,114	78,023,742

Ratification of the appointment of BDO USA, P.C.:	For	Against	Abstain	Broker Non-Votes
	4,362,159,691	1,910,527	306,820	0

Non-binding advisory vote on executive compensation:	For	Against	Abstain	Broker Non-Votes
	4,251,247,766	34,506,221	599,309	78,023,742

Amendment to the ESPP:	For	Against	Abstain	Broker Non-Votes
	4,253,386,533	32,687,990	278,773	78,023,742

Shareholder proposal regarding board matrix disclosure:	For	Against	Abstain	Broker Non-Votes
	165,766,813	4,118,636,384	1,950,099	78,023,742

Item 9.01	Financial Statements and Exhibits.

        (d)  Exhibits.

Exhibit Number	Description

10.1	Amended and Restated DraftKings Inc. Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAFTKINGS INC.

Dated: May 23, 2025	By:	/s/ R. Stanton Dodge
	Name:	R. Stanton Dodge
	Title:	Chief Legal Officer and Secretary